UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Pressure BioSciences, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Pressure BioSciences, Inc.

14 Norfolk Avenue

South Easton, MA 02375

(508) 230-1828 (T)

(508) 230-1829 (F)

www.pressurebiosciences.com

December 6, 2022

Dear Stockholder:

You are cordially invited to attend the Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (the “Company”) to be held on Thursday December 29, 2022 at 11:00 a.m. EST at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375.

Detailed information about the Meeting and the proposals to be acted upon are included in the accompanying notice of Meeting and proxy statement (the “Proxy Statement”). The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure that your shares of the Company’s common stock are voted at the Meeting in accordance with your written instructions by completing and returning the enclosed proxy card. If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. A complete list of shareholders entitled to vote at the Meeting will be available for inspection for a period of ten days prior to the Meeting, at the Company’s office, located at 14 Norfolk Avenue, South Easton, MA 02375.

If your shares are held by your broker in their name (in “street name”), your broker may not vote your shares on the election of directors (Proposal No. 1) in the absence of your specific instructions as to how to vote. All proposals presented in this Proxy Statement, other than Proposal No. 2, are considered non-routine matters. Proposal No. 2 is considered a routine matter. If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

Sincerely,

Jeffrey N. Peterson

Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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PRESSURE BIOSCIENCES, INC.

NOTICE OF SPECIAL MEETING

IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 29, 2022

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting in Lieu of the Annual

Meeting of Stockholders to be Held on December 29, 2022

The Proxy Statement and Annual Report on Form 10-K are available at

https://ir.pressurebiosciences.com/proxy-statements

NOTICE is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (“PBI” or the “Company”) will be held on December 29, 2022, at 11:00 a.m. EST at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect two Class II Directors to hold office until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified;

2.	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for 2023;

3.	To consider any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed the close of business on November 29, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors:

Richard T. Schumacher

Clerk

South Easton, Massachusetts

December 6, 2022

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IMPORTANT

Whether or not you intend to attend the Meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the Meeting by submitting your instructions in writing by completing, signing, dating, and returning the enclosed proxy card in the enclosed, self- addressed envelope or, if you hold shares directly at our transfer agent, Computershare, by visiting www.investorvote.com/PBIO or, if you hold shares in “street name”, by visiting proxyvote.com.

The notice is first being mailed to stockholders of the Company on or about December 8, 2022.

PRESSURE BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2022

General

This Proxy Statement is being furnished to the shareholders of Pressure BioSciences, Inc., a Massachusetts corporation (“PBI”, the “Company”, “we”, or “us”) in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of PBI, with its principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders to be held on December 29, 2022 at 11:00 a.m. EST and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth herein and in the accompanying Notice of Special Meeting in Lieu of the Annual Meeting of Stockholders.

The enclosed proxy relating to the Meeting is solicited on behalf of the Board and the cost of such solicitation will be borne by the Company. Certain of the Company’s officers and regular employees may solicit proxies by correspondence, telephone, or in person, without extra compensation. We will also pay to banks, brokers, nominees, and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them. It is expected that this Proxy Statement, the accompanying notice of Meeting, proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 will be made available to stockholders on or about December 8, 2022. This Proxy Statement and the Company’s annual report on Form 10-K are available to shareholders at https://ir.pressurebiosciences.com/proxy.

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Voting Securities and Record Date

Stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on November 29, 2022, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting. As of November 29, 2022, there were issued and outstanding 12,220,611 shares of Common Stock, all of which are entitled to vote representing approximately 198 holders of record. Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted. In addition, as of November 29, 2022, there were issued and outstanding 300 shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), 80,570 shares of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Preferred Stock”), 10,000 shares of the Company’s Series H Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), 21 shares of the Company’s Series H2 Convertible Preferred Stock, par value $0.01 per share (“Series H2 Preferred Stock”), 3,458 shares of the Company’s Series J Convertible Preferred Stock, par value $0.01 per share (“Series J Preferred Stock”), 6,880 shares of the Company’s Series K Convertible Preferred Stock, par value $0.01 per share (“Series K Preferred Stock”) and 8,649 shares of the Company’s Series AA Convertible Preferred Stock, par value $0.01 per share (“Series AA Preferred Stock”). The shares of Preferred Stock are not entitled to vote on any proposal to be presented at the Meeting.

Quorum

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Meeting. Stockholders of record present at the Meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker, bank, or representative (“broker or representative”) does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

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What if other matters come up at the Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Revocability of Proxies

All Proxies that are properly completed, signed and returned prior to the Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Meeting and voting in person.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the Meeting can only be voted if the stockholder of record of such shares is present at the Meeting or returns a signed proxy card. Shares represented by a valid proxy will be voted in accordance with your instructions.

A stockholder of record who votes his or her shares by returning a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the Meeting by written notice to the Clerk of the Company received prior to the Meeting, by executing and returning a later dated proxy card prior to the Meeting, or by voting by ballot at the Meeting.

Beneficial Stockholders

If you hold your shares through a broker or representative, you can only vote your shares in the manner prescribed by the broker or representative. The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.

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Voting of Proxies

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. Shares represented by proxy will be voted in accordance with your specific instructions. To vote via Internet, shareholders who hold shares directly at our transfer agent, Computershare, go to www.investorvote.com/PBIO and follow the instructions. For shareholders who received a Notice and Access card (because you hold shares in “street name”), go to proxyvote.com. To vote by mail, if you requested to receive printed proxy materials, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. To vote by fax, if you requested to receive printed proxy materials, fill out the enclosed Proxy, sign and date it, and fax it to (508) 230-1829. To vote by phone, shareholders who hold shares directly at our transfer agent, Computershare please call 1-800-652-8683. For shareholders who hold shares in “street name”), please call 1-800-579-1639. Voting by proxy will not limit your right to vote at the Meeting if you attend the Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Meeting. If you sign and return your proxy card without indicating specific instructions, your shares will be voted FOR each of Proposal Nos. 1 and 2. If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment. All valid proxies received prior to the Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Meeting.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority. Your broker will be permitted to vote your shares on Proposal No. 2 without your instructions. All other proposals are considered “non-routine” matters and your broker or representative does not have discretionary voting authority with respect to these matters. Therefore, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Required Vote

Abstentions and broker non-votes are included in the number of shares present or represented for purposes of a quorum but are not considered as shares voting or votes cast with respect to any matter presented at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for Proposal No. 1 to elect the nominees as Class II Directors of the Company. Abstentions and broker non-votes will not have any effect on Proposal No. 1.

With respect to Proposal No. 2, our Amended and Restated Bylaws, as amended, do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Meeting for Proposal No. 2. As abstentions are not considered to be “votes cast”, abstentions will not have any effect on Proposal No. 2. As Proposal No. 2 is considered to be a “routine” matter for which a stockholder’s broker is permitted to vote a stockholder’s shares without such stockholder’s instructions, there will not be any broker non- votes with regard to Proposal No. 2.

Shareholders List

For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available, upon appointment, at the principal executive offices of the Company located at 14 Norfolk Avenue, South Easton, MA 02375, so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 30, 2022 concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each named executive officer in the Summary Compensation Table under “Executive Compensation” below, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock. Except as indicated below, the address for each of the persons below who are beneficial owners of 5% or more of the Company’s Common Stock is the Company’s corporate address at 14 Norfolk Avenue, South Easton, MA 02375.

Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and is calculated based on 12,220,611 shares of our Common Stock issued and outstanding as of November 30, 2022. Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of November 30, 2022 are deemed outstanding for computing the ownership percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the ownership percentage of any other person.

Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name of Beneficial Owner	Common Shares Owned	Convertible Securities that can be converted into Common Shares	Total Beneficial Ownership	Percent of Class
Richard T. Schumacher(1)	40,729	496,850	537,579	4.2%
Jeffrey N. Peterson(2)	31,962	250,712	282,674	2.3%
Kevin A. Pollack(3)	24.401	111,476	135,877	1.1%
Michael S. Urdea(4)	20,952	92,472	113,424	0.9%
Vito J. Mangiardi(5)	13,447	79,208	92,655	0.8%
Edmund Y. Ting, Ph.D.(6)	815	106,740	107,555	0.9%
Alexander V. Lazarev, Ph.D.(7)	2,576	144,260	146,836	1.2%
All Executive Officers and Directors as a Group	134,882	1,281,718	1,416,600	10.5%

1)	Convertible securities include: (i) 432,668 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 32,091 shares of Common Stock issuable upon the exercise of warrants, and (iii) 32,091 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock. Does not include 672 shares of Common Stock held by Mr. Schumacher’s minor son as Mr. Schumacher’s wife exercises all voting and investment control over such shares.

2)	Convertible securities include: (i) 120,312 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 65,200 shares of Common Stock issuable upon the exercise of warrants, and (iii) 65,200 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

3)	Convertible securities include: (i) 70,408 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 20,534 shares of Common Stock issuable upon the exercise of warrants, and (iii) 20,534 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

4)	Convertible securities include: (i) 52,072 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 20,200 shares of Common Stock issuable upon the exercise of warrants, and (iii) 20,200 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

5)	Convertible securities include: (i) 70,408 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 4,400 shares of Common Stock issuable upon the exercise of warrants, and (iii) 4,400 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

6)	Convertible securities are 106,740 shares of Common Stock issuable upon exercise of options within 60 days.

7)	Convertible securities include: (i) 91,340 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 26,460 shares of Common Stock issuable upon the exercise of warrants, and (iii) 26,400 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, two Class II Directors are to be elected to serve until the 2025 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Mr. Kevin Pollack and Mr. Vita Mangiardi as Class II Directors. Messrs. Pollack and Mangiardi are currently directors of the Company and have not been nominated pursuant to any arrangement or understanding with any person.

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Amended and Restated Bylaws, as amended (the “Bylaws”), provide that our Board of Directors shall be divided into three classes. At each annual meeting of stockholders, the directors elected to succeed those whose terms expire are identified as being in the same class as the directors they succeed and are elected to hold office for a term to expire at the third annual meeting of stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

Our Articles of Organization and Bylaws do not require our stockholders to elect any directors in a class for which the term of office extends beyond the Meeting. The term of office of Mr. Pollack and Mr. Mangiardi, the Company’s Class II Directors, expires at the Meeting. The terms of office of the Class I Directors and Class III Directors, comprised of Mr. Peterson, Dr. Urdea, and Mr. Schumacher, continue after the Meeting.

At the Meeting, it is the intention of the persons named as proxies to vote for the election of Mr. Pollack and Mangiardi as the Class II Directors. In the unanticipated event that Mr. Pollack and Mr. Mangiardi should be unable to serve, the persons named as proxies will vote the proxy for such substitute(s), if any, as the present Board of Directors may designate or the present Board of Directors may reduce the number of directors.

In selecting members for our Board of Directors, we consider each individual’s unique and diversified background and expertise. We believe that selecting directors with a wide range of talents and skills provides a functional diversity that allows our Board to provide strong leadership. The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each nominee described below, led to our conclusion that the person should serve as a director of PBI in light of our business and structure:

●	Mr. Jeffrey N. Peterson, age 67, is the Chairman of our Board. He serves as the CEO of Target Discovery, Inc., a personalized medicine diagnostics and analytical testing solutions company; Chairman and CEO of Veritomyx, Inc., a high-performance SaaS (cloud computing) scientific signal- processing company; a board member of MassWerx, Inc.; and was Chairman of Imaging3 (OTCQB: IGNG), a medical and industrial imaging company, from March 2018 through July 2019. He has broad executive, general management, multi-functional, multi-business, and international experience, including 20 years at Abbott Laboratories and General Electric, and leadership in multiple trade organizations.

●	Mr. Vito J. Mangiardi, age 74, has broad executive, general management, multi-functional, multi-business, and international experience, specifically in the life sciences field. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused in life sciences, pharmaceutical development and clinical diagnostics.

●	Dr. Michael S. “Mickey” Urdea, age 70, founded and is a Partner for Halteres Associates, a biotechnology consulting firm. He serves as an expert consultant to the life sciences industry and philanthropic organizations and is on the scientific advisory boards and boards of directors of a number of biotechnology and diagnostics companies.

●	Mr. Kevin A. Pollack, age 52, provides a wealth of knowledge and experience in financial and administrative matters. Mr. Pollack served as Chief Financial Officer and Director of Opiant Pharmaceuticals, Inc. (OPNT-NASDAQ) from 2012 to 2017 and as an advisor from 2017 to 2018. Mr. Pollack previously worked as a securities attorney focusing on corporate finance and mergers and acquisitions. He also serves as our audit committee financial expert.

●	Mr. Richard T. Schumacher, age 72, the Company’s founder, provides valuable operational, sales and marketing, financial, and managerial experience and expertise and has significant knowledge of the Company’s technology, markets, and products. In the years since the Company’s formation, Mr. Schumacher has served the Company in various roles, including Chief Executive Officer, President, Treasurer, Secretary (Clerk), and Chairman. Prior to founding the Company, Mr. Schumacher spent over 13 years working in scientific research and clinical laboratory management at the Center for Blood Research, a Harvard Medical School affiliated laboratory. Mr. Schumacher was also the co- Founder of Panacos Pharmaceuticals (NASDAQ: PANC), an anti-HIV drug discovery and development company; co-Founder of Trinity Biotech (NASDAQ: TRIB), a worldwide provider of diagnostic test kits; and the Founder of Boston Biomedica, Inc. (NASDAQ: BBII), which developed the first-in-kind quality control products for infectious diseases testing worldwide. Mr. Schumacher was the recipient of the 1987 International AIDS Award from the World Federation of Health.

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Vote Required to Elect the Nominees as Directors

The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of Kevin Pollack and Vito Mangiardi as Class II Directors of the Company.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF VITO MANGIARDI AND KEVIN POLLACK AS CLASS II DIRECTORS OF THE COMPANY.

Information on Nominees and Other Directors

The following information includes additional information as of the date of this Proxy Statement about each nominee and director whose term extends beyond the Meeting, including his age, all positions he holds with us, his principal occupation and business experience during the past five years, the names of other publicly-held companies for which he currently serves as a director or held a directorship during the past five years, and the year in which each nominee’s term would expire, if elected.

Name	Age	Position	Director Since	Year Term Expires, if Elected, and Class
Jeffrey N. Peterson(1)	67	Chairman of the Board	2011	2024 Class I
Michael S. Urdea	70	Director	2013	2024 Class I
Vito J. Mangiardi(1)*	73	Director	2012	2025 Class II
Kevin A. Pollack(1)*	52	Director	2012	2025 Class II
Richard T. Schumacher	72	Director, President, Chief Executive Officer, Interim Chief Financial Officer, Treasurer, and Clerk	1978	2023 Class III

*Nominee for Class II Director.

(1)	Member of the Audit Committee, Compensation Committee, and Nominating Committee

Mr. Jeffrey N. Peterson has served as a director of the Company since July 2011 and as Chairman of the Board starting in 2012. Since 1999, he has served as the Chief Executive Officer of TargetDiscovery, Inc. (“TDI”), a personalized medicine diagnostics (PMDx) and analytical testing solutions company. Mr. Peterson also serves as Chairman and CEO of TDI’s majority-owned subsidiary, Veritomyx, Inc., a high-performance SaaS (cloud computing) scientific signal-processing company, and as a board member of MassWerx, Inc., a related company also serving the diagnostics and analytical testing markets. Mr. Peterson served as Chairman of the Board of Imaging3 (OTCQB: IGNG), an innovative medical and industrial imaging company, from March 2018 through July 2019. Prior to incorporating and founding TDI, Mr. Peterson served as CEO of Sharpe, Peterson, Ocheltree & Associates, an international business development consulting firm assisting Fortune 500 and many smaller firms in business expansion and strategy. Prior to that, he spent 9 years in key management roles in Abbott Laboratories’ Diagnostics and International (Pharmaceuticals, Hospital Products, Nutritionals, and Consumer) businesses, last serving as CEO and General Manager of Abbott South Africa. Mr. Peterson’s experience prior to Abbott Laboratories included 11 years with General Electric’s Engineered Materials and Plastics businesses, spanning roles in strategic planning, business development, technology licensing, marketing and sales, operations, quality control and R&D. Mr. Peterson holds BSChE and MSChE (Chemical Engineering) degrees from MIT, as well as 6 issued US patents. He served as Chair Emeritus of the BayBio Institute, a non-profit organization serving the life science community, and on the Board of BayBio, a trade association for the life sciences industry in Northern California. He served as a cofounder of the Coalition for 21st Century Medicine, and of BIO’s Personalized Medicine & Diagnostics Working Group. He served on the Board of Advisors for the Center for Professional Development and Entrepreneurship at the University of Texas MD Anderson Cancer Center. He currently serves on the Advisory Board of the California Technology Council.

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Dr. Michael S. Urdea has served as a director of the Company since February 8, 2013. Dr. Urdea founded and is a Partner for Halteres Associates, a biotechnology consulting firm. He also founded and served as Chief Executive Officer of Tethys Biosciences, a proteomics-based diagnostics company involved in preventative personalized medicine. Additionally, Dr. Urdea is a founder and the Chairman of Catalysis Foundation for Health, an organization addressing gaps in global healthcare caused by inefficiencies in disease diagnosis and monitoring. He serves as an expert consultant to the life sciences industry and is on the scientific advisory boards and boards of directors of several biotechnology, diagnostics, and philanthropic organizations. Prior to his current business activities, Dr. Urdea founded the Nucleic Acid Diagnostics group at Chiron Corporation, and with colleagues, invented branched DNA molecules for amplification of signal in nucleic acid complexes. Application of this technology resulted in the first commercial products for quantification of human hepatitis B, hepatitis C, and human immunodeficiency viruses (HBV, HCV, and HIV, respectively). He then became business head of the Molecular Diagnostics Group and Chief Scientific Officer at Bayer Diagnostics. He continues to serve as a diagnostics industry, product development and scientific advisor to numerous organizations and companies. He has also worked with the Bill and Melinda Gates Foundation as co-chair of two of the Grand Challenges grant review committees and served as a member of its Diagnostic Forum heading the Technology Committee. Dr. Urdea is an author on nearly 200 peer-reviewed scientific publications, nearly 300 abstracts and international scientific presentations, and more than 100 issued and pending patents. He received his BS in Biology and Chemistry from Northern Arizona University in Flagstaff and his Ph.D. in Biochemistry from Washington State University. In 2022, he also received an honorary Ph.D. from Northern Arizona University.

Mr. Vito J. Mangiardi has served as a director of the Company since July 2012. Mr. Mangiardi is an accomplished senior executive with proven experience as a President, CEO and COO in the Life Sciences and Bio-Energy product and service sectors. He is a strong P&L performer and corporate strategist in General Management, Operations, Sales/Marketing, and Science. Mr. Mangiardi has held positions as a Research Chemist for Bio-Rad Laboratories, Inc.; Sales & Marketing Director for Baxter Travenol, Inc.; Executive VP and COO for Quintiles Transnational Corp.; President and CEO of Diagnostics Laboratories, Inc., Clingenix, Inc., and Bilcare, Inc.; and President of AAI Pharma, Inc. More recently he was the COO/Deputy Director of Operations and Production at the University of California Lawrence Berkeley National Laboratory Joint Genome Institute. Mr. Mangiardi has experience with three start-ups, two midsize, and several mature companies, and has international experience leading and managing organizations on four continents. He has vast experience in leading alliances, acquisitions, due diligence, and post-acquisition assimilation. Mr. Mangiardi has been on the Board of Directors of three companies and has proven success in working with both national and international investment groups to raise funds. Mr. Mangiardi earned a BS in Biology/Chemistry from Eastern Illinois University and two MBA degrees from Golden Gate University - in General Management and in Marketing. Mr. Mangiardi is listed as an inventor in four patents and various publications in protein separation techniques in the area of metabolism, thyroid, anemia/hematology and cancer, and is a member of numerous professional organizations. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused on life sciences, pharmaceutical development and clinical diagnostics.

Mr. Kevin A. Pollack has served as a director of the Company since July 2012. From 2017 to 2018, Mr. Pollack served as an advisor to Opiant Pharmaceuticals, Inc. (OPNT-NASDAQ), a pharmaceutical company with a mission to create best-in-class medicines for the treatment of addictions and drug overdose. He previously served as its Chief Financial Officer and as a member of its Board of Directors from 2012 until 2017. He also has served as President of Short Hills Capital LLC. Previously, Mr. Pollack worked in asset management at Paragon Capital LP, focusing primarily on U.S.-listed companies, and as an investment banker at Banc of America Securities LLC, focusing on corporate finance and mergers and acquisitions. Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney focusing on corporate finance and mergers and acquisitions. He served on the Board of Directors of Taronis Fuels, Inc. 2019 to 2021 and served on the Board of Directors of BBHC, Inc. from 2012 until 2020. Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

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Mr. Richard T. Schumacher, the founder of the Company, has served as a director of the Company since the Company’s formation. He has served as the Company’s Chief Executive Officer since April 16, 2004 and President since September 14, 2004. He previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003 until April 14, 2004 he served as a consultant to the Company pursuant to a consulting agreement. He served as President of the Company from August 1978 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was a research scientist and clinical laboratory director at the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

Corporate Governance

Board of Directors and Committee Meetings; Annual Meeting Attendance. The Board of Directors held 24 meetings between January 1, 2021 and December 31, 2021. All of the directors attended at least 80% of those meetings. All the Company’s directors are encouraged to attend the Company’s annual meetings of stockholders. All the outside directors participated telephonically in the Company’s 2020 Special Meeting in Lieu of the Annual Meeting of Stockholders.

Board Independence. The Board of Directors has reviewed the qualifications of each of Messrs. Mangiardi, Peterson, Urdea and Pollack, constituting more than a majority of the Company’s current directors, and has affirmatively determined that each individual is, or at the time of their service was, “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market. The Board of Directors has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications. Any stockholder wishing to communicate with any of the Company’s directors regarding the Company may write to the director, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. The Clerk will forward any reasonable communications directly to the director(s).

Code of Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions. A copy of the code of ethics is posted on and may be obtained free of charge from the investor relations portion of the Company’s website at www.pressurebiosciences.com. If the Company makes any amendments to its Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a Current Report on Form 8-K.

Availability of Corporate Governance Information

For additional information on our corporate governance, including Board committee charters, our corporate governance guidelines, our code of ethics and whistle blower policy, visit our investor relations website at https://ir.pressurebiosciences.com/governance-docs.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board participates in decisions that have a potential major economic impact on the Company and its stockholders. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

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The Board of Directors is led by its Chairman, Mr. Peterson. Each of our Audit, Nominating and Compensation Committees provide oversight and assess risk in their respective areas. In addition, the Board and each committee have an active role in overseeing management of our Company’s risk. The Board regularly reviews information regarding our operations, credit, and liquidity, as well as the risks associated with each.

Board Committees

Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Audit Committee, with Mr. Pollack serving as Chairman.

The Board of Directors has determined that Mr. Pollack qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions, and internal controls, and (ii) the qualifications, independence, appointment, retention, compensation, and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the establishment of “whistle-blowing” procedures, and the oversight of other compliance matters. The Audit Committee held five meetings during fiscal 2021.

Compensation Committee.

General

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Compensation Committee, with Mr. Mangiardi serving as Chairman. The Compensation Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The primary functions of the Compensation Committee include (i) reviewing and approving our executive compensation, (ii) reviewing the recommendations of the President and Chief Executive Officer regarding the compensation of our executive officers, (iii) evaluating the performance of the President and Chief Executive Officer, (iv) overseeing the administration and approval of grants of stock options and other equity awards under our equity incentive plans, and (v) recommending compensation for our Board of Directors and each committee thereof for review and approval by the Board of Directors. The Compensation Committee held one (1) meeting during fiscal 2021.

The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

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Compensation Objectives

Considering the relatively early stage of commercialization of our products, we recognize the importance of attracting and retaining key employees with sufficient experience, skills, and qualifications in areas vital to our success, such as operations, finance, sales and marketing, research and development, engineering, and individuals who are committed to our short- and long-term goals. The Compensation Committee has designed our executive compensation programs with the intent of attracting, motivating, and retaining experienced executives and, subject to our limited financial resources, rewarding them for their contributions by offering them a competitive base salary, potential for annual cash incentive bonuses, and long-term equity-based incentives, typically in the form of stock options. The Compensation Committee strives to balance the need to retain key employees with financial prudence given our history of operating losses, limited financial resources and the early stage of our commercialization.

Executive Officers and Director Compensation Process

The Compensation Committee considers and determines executive compensation according to an annual objective setting and measurement cycle. Specifically, corporate goals for the year are initially developed by our executive officers and are then presented to the Board of Directors and Compensation Committee for review and approval. Individual goals are intended to focus on contributions that facilitate the achievement of the corporate goals. Individual goals are first proposed by each executive officer, other than the President and Chief Executive Officer, then discussed by the entire senior executive management team and ultimately compiled and prepared for submission to the Board of Directors and the Compensation Committee, by the President and Chief Executive Officer. The Compensation Committee sets and approves the goals for the President and Chief Executive Officer. Generally, corporate and individual goals are set during the first quarter of each calendar year. The objective setting process is coordinated with our annual financial planning and budgeting process so our Board of Directors and Compensation Committee can consider overall corporate and individual objectives in the context of budget constraints and cost control considerations. Annual salary increases, bonuses, and equity awards, such as stock option grants, if any, are tied to the achievement of these corporate and individual performance goals as well as our financial position and prospects.

Under the annual performance review program, the Compensation Committee evaluates individual performance against the goals for the recently completed year. The Compensation Committee’s evaluation generally occurs in the first quarter of the following year. The evaluation of each executive (other than the President and Chief Executive Officer) begins with a written self-assessment submitted by the executive to the President and Chief Executive Officer. The President and Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the President and Chief Executive Officer’s evaluation, and input from others within the Company. This process leads to a recommendation by the President and Chief Executive Officer for a salary increase, bonus, and equity award, if any, which is then considered by the Compensation Committee. In the case of the President and Chief Executive Officer, the Compensation Committee conducts his/her performance evaluation and determines his/her compensation, including salary increase, bonus, and equity awards, if any. We generally expect, but are not required, to implement salary increases, bonuses, and equity awards, for all executive officers, if and to the extent granted, by April 1 of each year.

Non-employee director compensation is set by our Board of Directors upon the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should be fair relative to the required services for directors of comparable companies in our industry and at our company’s stage of development; compensation should align directors’ interests with the long-term interest of stockholders; the structure of the compensation should be simple, transparent, and easy for stockholders to understand; and compensation should be consistent with the financial resources, prospects, and competitive outlook for the Company.

In evaluating executive officer and director compensation, the Compensation Committee considers the practices of companies of similar size, geographic location, and market focus. In order to develop reasonable benchmark data, the Compensation Committee has referred to publicly available sources such as Salary.com and the BioWorld Survey. While the Compensation Committee does not believe benchmarking is appropriate as a stand-alone tool for setting compensation due to the unique aspects of our business objectives and current stage of development, the Compensation Committee generally believes that gathering this compensation information is an important part of its compensation-related decision making process.

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The Compensation Committee has the authority to hire and fire advisors and compensation consultants as needed and approve their fees. During fiscal 2021, the Compensation Committee did not hire any compensation consultants.

The Compensation Committee is also authorized to delegate any of its responsibilities to subcommittees or individuals, as it deems appropriate. The Compensation Committee did not delegate any of its responsibilities in fiscal 2021.

Nominating Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Company’s Nominating Committee with Mr. Peterson serving as Chairman. The Nominating Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The Nominating Committee held one (1) meeting during fiscal year 2021.

The primary functions of the Nominating Committee are to (i) identify, review, and evaluate candidates to serve as directors of the Company, (ii) make recommendations of candidates to the Board of Directors for all directorships to be filled by the stockholders or the Board of Directors, and (iii) serve as a focal point for communication between such candidates, the Board of Directors, and management.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms, or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. These criteria include whether the candidate assists in achieving a mix of Board members that represents diversity of background and professional experience, including with respect to ethnic background, age and gender. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2022 Special Meeting in Lieu of Annual Meeting of Stockholders, he or she must follow the procedures described below under “Stockholder Proposals.”

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2021 with management of the Company. The Audit Committee also discussed with MaloneBailey LLP (“MaloneBailey”), the Company’s independent registered public accounting firm for 2021, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received and reviewed the required written disclosures and a confirming letter from MaloneBailey under applicable requirements of the Public Accounting Oversight Board regarding MaloneBailey’s independence and has discussed the matter with MaloneBailey.

Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Audit Committee:

Kevin A. Pollack, Chair

Vito J. Mangiardi

Jeffrey N. Peterson

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2021 Director Compensation

The following table sets forth certain information regarding compensation earned or paid to our directors during fiscal 2021.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Total ($)
Vito J. Mangiardi	70,000	-	-	70,000
Jeffrey N. Peterson	107,500	-	-	107,500
Kevin A. Pollack	72,500	-	-	72,500
Michael S. Urdea, Ph. D.	50,000	-	-	50,000

Our non-employee directors receive the following compensation for service as a director:

(1) Each director currently earns a quarterly stipend of $10,000 for attending meetings of the full board of directors (whether telephonic or in-person) and fees ranging from $5,000 to $20,000 for chairing and attending committee meetings in 2021. Mr. Peterson currently earns $20,000 per quarter as chairman of the board of directors. There is no limit to the number of board of directors or committee meetings that may be called.

The following table shows the total number of outstanding stock options as of December 31, 2021 that have been issued as director compensation. The Company did not issue any stock options as director compensation in 2021.

Name	Aggregate Number of Stock Options Outstanding

Vito J. Mangiardi	70,408
Jeffrey N. Peterson	120,312
Kevin A. Pollack	70,408
Michael S. Urdea, Ph. D.	52,072

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EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth the total compensation paid or earned for the fiscal years ended December 31, 2021 and 2020 for: (i) each individual serving as our chief executive officer (“CEO”) or acting in a similar capacity during any part of fiscal 2021; and (ii) the other two most highly paid executive officers (collectively, the “Named Executive Officers”) who were serving as executive officers at the end of fiscal 2021.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Qualified Deferred Compensation Earning	All other Compensation (4)	Total

Richard T. Schumacher	2021	$308,962	$-	$58,228	$-	$-	$46,216	$413,406
President, CEO	2020	308,962	-	-	-	-	11,631	320,593

Edmund Ting, Ph.D.	2021	207,480	-	-	-	-	49,439	256,919
Senior Vice President of Engineering	2020	207,480	-	-	-	-	3,106	210,586

Alexander Lazarev, Ph.D.	2021	200,000	-	66,151	-	-	2,338	268,489
Vice President of Research and Development	2020	200,000	-	-	-	-	6,554	206,554

(1) Salary refers to base salary compensation paid through our normal payroll process. No bonus was paid to any named executive officer for 2021 or 2020.

(2) Amounts represent common stock issued at $2.50 per share for the Company’s PTO buyback program.

(3) Amounts shown do not reflect compensation received by the Named Executive Officers. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 3, xiii, “Accounting for Stock-Based Compensation” in the accompanying Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2021, for the relevant assumptions used to determine the valuation of stock option grants.

(4) “All Other Compensation” includes our Company match to the executives’ 401(k) contribution, premiums paid on life insurance for the executives, and cash compensation for the Company’s PTO buyback program. All of these benefits are available to all of our employees. In the case of Mr. Schumacher, “All Other Compensation” also includes $8,379 in premiums we paid for a life insurance policy to which Mr. Schumacher’s wife is the beneficiary. “All Other Compensation” for Dr. Ting includes $6,000 paid to Dr. Ting in lieu of his participation in the medical benefit plan offered by the Company.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding outstanding stock options awards for each of the Named Executive Officers as of December 31, 2021.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Richard T. Schumacher	10,000	-	$0.69	7/18/2028
President, CEO	350,557	98,167	$0.69	12/19/2028

Edmund Y. Ting, Ph.D	21,185	-	$0.69	7/18/2028
Senior Vice President of Engineering	67,765	26,685	$0.69	12/19/2028

Alexander V. Lazarev, Ph.D	17,835	-	$0.69	7/18/2028
Vice President of Research & Development	58,282	40,670	$0.69	12/19/2028

(1)	All unvested stock options listed in this column were granted to the Named Executive Officer pursuant to our 2013 Equity Incentive Plan. On December 19, 2019, all outstanding options were repriced and re-issued pursuant to this plan. All options expire ten years after the date of grant. Unvested stock options become fully vested and exercisable upon a change of control of our company.

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Retirement Plan

All employees, including the named executive officers, may participate in our 401(k) Plan. Under the 401(k) Plan, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. The 401(k) Plan does not permit an investment in our Common Stock. We match employee contributions up to 50% of the first 2% of the employee’s earnings. Our contribution is 100% vested immediately.

Severance Arrangements

Each of Mr. Schumacher, Dr. Ting, and Dr. Lazarev, executive officers of the Company, are entitled to receive a severance payment if terminated by us without cause. The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off. Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Change-in-Control Arrangements

Pursuant to severance agreements with each of Mr. Schumacher, Dr. Ting, and Dr. Lazarev, each such executive officer is entitled to receive a change in control payment in an amount equal to one year (other than Mr. Schumacher) of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event such executive officer is terminated without “Cause” (as defined in the Severance Agreement) or resigns from the Company for “Good Reason” (as defined in the Severance Agreement) following a change in control of our Company. In the case of Mr. Schumacher, his payment is equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage.

Pursuant to our equity incentive plans, any unvested stock options held by a named executive officer will become fully vested upon a change in control (as defined in the 2013 Equity Incentive Plan) of our Company.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board of Directors’ appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. MaloneBailey LLP has served as the Company’s independent registered public accounting firm since July 1, 2015. A representative of MaloneBailey LLP is expected to attend the Meeting by telephone and will have an opportunity to make a statement and respond to appropriate questions.

Our Bylaws do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve Proposal No. 2.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed MaloneBailey LLP (“MaloneBailey”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2022. A representative of MaloneBailey will be available during the Meeting to make a statement if such representative desires to do so and to respond to questions.

The following is a summary of the fees billed to the Company by MaloneBailey LLP, the Company’s independent registered public accounting firm, respectively for the fiscal year ended December 31, 2021 and 2020:

	Fiscal 2021 Fees	Fiscal 2020 Fees
Audit Fees	$160,000	$155,000
Audit-Related Fees	-	-
Tax and Other Fees	-	-
	$160,000	$155,000

Audit Fees. Consists of fees billed for professional services performed for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our public offering.

Audit-Related Fees. Consists of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Audit Committee Policy on Pre-Approval of Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

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OTHER MATTERS

The Meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve any of Proposal Nos. 1 through 2. The Meeting may be adjourned from time to time to a date that is not more than 120 days after the original record date for the Meeting.

If, at the Meeting, the number of shares of Common Stock present or represented and voting in favor of the approval of any of Proposal Nos. 1 through 2 is not sufficient to approve that proposal, we currently intend to move to adjourn the Meeting in order to enable our Board of Directors to solicit additional proxies for the approval of any of Proposal Nos. 1 through 2.

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Transactions with Related Persons

The following is a summary of transactions since January 1, 2020 to which we have been or will be a party in which the amount involved exceeded or will exceed $25,676 (one percent of the average of our total assets at year-end for our last two completed fiscal years) and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing a household with, any of these individuals, had or will have a direct or indirect material interest, other than compensation arrangements that are described under the section captioned “Executive Compensation.”

In March 2010, we signed a strategic product licensing, manufacturing, co-marketing, and collaborative research and development agreement with Target Discovery Inc. (“TDI”), a related party. Under the terms of the agreement, we have been licensed by TDI to manufacture and sell a highly innovative line of chemicals used in the preparation of tissues for scientific analysis (“TDI reagents”). The TDI reagents were designed for use in combination with our pressure cycling technology. The respective companies believe that the combination of PCT and the TDI reagents can fill an existing need in life science research for an automated method for rapid extraction and recovery of intact, functional proteins associated with cell membranes in tissue samples. We did not incur any royalty obligation under this agreement in 2017 or 2016. We executed an amendment to this agreement on October 1, 2016 wherein we agreed to pay a monthly fee of $1,400 for the use of a lab bench, shared space and other utilities, and $2,000 per day for technical support services as needed. Mr. Jeffrey N. Peterson, the chief executive officer of TDI, has served as a director of the Company since July 2011 and as Chairman of the Board starting in 2012. For the years ended December 31, 2020 and 2021, we reported expenses of $74,800 and $60,800, respectively for these arrangements.

Related Party Notes

During the year ended December 31, 2021, we received short-term non-convertible loans of $254,600 from related parties. The loans were repaid in full as of December 31, 2021.

During the year ended December 31, 2020, we received short-term non-convertible loans of $283,700 from related parties and repaid $199,200 of related party loans. These notes bear interest ranging from 0% to 15% interest and are due upon demand.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such Forms and written representations from certain reporting persons, the Company believes that all filings required to be made by the Company’s Section 16(a) reporting persons during the Company’s fiscal year ended December 31, 2021 were made on a timely basis.

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Other Proposed Action

The Board of Directors knows of no matters which may come before the Meeting other than the matters described in this Proxy Statement. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company no later than April 30, 2023. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in the Company’s proxy materials is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting.

Stockholders who wish to make a proposal at the Company’s 2023 Annual Meeting, other than one that will be included in the Company’s proxy materials, should notify the Company no later than April 30, 2023 (assuming the meeting is held on September 30, 2023), unless the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, in which case the notice must be received a reasonable time before the Company sends its proxy materials for that meeting. If a proponent who wishes to present such a proposal at the 2023 Annual Meeting fails to notify the Company by the proper date, the proxies solicited by the Board of Directors, with respect to such 2023 Annual Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the 2023 Annual Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the SEC.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at the 2022 Annual Meeting by submitting the name, qualifications, experience, and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. Generally, under the Company’s Bylaws, notice of such recommendations must be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The Company will accept recommendations from stockholders for nominees for director to be considered in connection with the 2022 Annual Meeting no later than April 30, 2023 (assuming the meeting is held on September 30, 2023). In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee’s charter, a copy of which may be obtained from the Company by written request sent to its principal executive offices. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein or in the Company’s Bylaws.

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Shareholder Communications

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375, Attention: Board of Directors.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Additional Copies of our Annual Report on Form 10-K and Householding

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and as filed with the SEC, are available to stockholders without charge upon written request addressed to Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

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PROXY CARD

PRESSURE BIOSCIENCES, INC.

The undersigned hereby appoints Mr. Richard Schumacher acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pressure BioSciences, Inc. to be held on December 29, 2022 and at any adjournment(s) or postponement(s) thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR, AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

☒ Please indicate your vote below, as in this example.

The Board of Directors recommends a vote “FOR” the election of the nominees as directors, and “FOR” Proposal No. 2.

1.	To elect the following nominees as Class II Directors:

	For	Withhold
Vito J. Mangiardi	☐	☐
Kevin A. Pollack	☐	☐

2.	To ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2021.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Note: Such other business as may properly come before the meeting or the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 2.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE SUCH CHANGE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature:	Title:	Date:

Signature:	Title:	Date:

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